EXHIBIT 10.13

FIRST AMENDMENT AGREEMENT

This First Amendment Agreement (the “Amendment”) is entered into as of February 6, 2003 among Max Re Ltd., a Bermuda company, ( the “Borrower”), the Lenders listed on the signature pages hereto (the “Lenders”) and Bank of America, N.A., in its capacity as administrative agent (the “Administrative Agent”), fronting bank and letter of credit administrator.

R E C I T A L S

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Letter of Credit Reimbursement Agreement, dated as of August 15, 2002 (the “LC Agreement”); and

WHEREAS, ING Bank N.V., London Branch, currently a Participating Bank under the LC Agreement, has become an “Approved Bank” by the National Association of Insurance Commissioners and desires to become severally liable with respect to all Letters of Credit issued pursuant to the LC Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

SECTION 1 LC AGREEMENT DEFINITIONS. Capitalized terms used herein that are defined in the LC Agreement shall have the same meaning when used herein unless otherwise defined herein.

SECTION 2 AMENDMENTS TO LC AGREEMENT. Effective on, and subject to the occurrence of the First Amendment Effective Date (as defined below), the LC Agreement shall be as amended as follows:

2.1 Amendment to Section 1. The definition of “Participating Bank” in Section 1.1 of the LC Agreement is amended in its entirety to read as follows:

Participating Bank means, from time to time, with respect to Letters of Credit Issued by the Issuers severally based on their respective Percentages, each Lender for whose Percentage the Fronting Bank has agreed to be liable.

2.2 Amendment to Section 2.2. Section 2.2 of the LC Agreement is amended by adding the new following subparagraph (h) at the end thereof:

(h) The status of a Lender as a Participating Bank at any time shall be determined solely by the Fronting Bank and such Lender. In the event a Lender becomes a Participating Bank or ceases to be a Participating Bank, the LC Administrator is authorized to amend each Letter of Credit to reflect such change in status and fees owed by any Participating Bank pursuant to Section 2.14(c)(i) shall accrue only during such period as such Lender is a Participating Bank with respect to any such Letter of Credit.

2.3 Effectiveness. This Agreement shall become effective (the “First Amendment Effective Date”) as of the date the Administrative Agent shall have received six counterparts of this Amendment executed by the Borrower, the Fronting Bank, the Administrative Agent, the LC Administrator and the Required Lenders.

SECTION 3 GENERAL.

3.1 Reaffirmation of Credit Documents. From and after the date hereof, each reference that appears in any other Credit Document to the LC Agreement shall be deemed to be a reference to the LC Agreement as amended hereby. As amended hereby, the LC Agreement is hereby reaffirmed, approved and confirmed in every respect and shall remain in full force and effect.

3.2 Counterparts; Effectiveness. This Amendment may be executed by the parties hereto in any number of counterparts and by the different parties in separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

3.3 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supercedes any prior agreements with respect thereto.

SECTION 4 THIS AMENDMENT IS A CREDIT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers thereunto duly organized as of the date and year first above written.

MAX RE LTD.

By:

Name: Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as Lender, Fronting Bank, Administrative Agent and LC Administrator

By:

Name: Title:

FLEET NATIONAL BANK

By:

Name: Title:

CITIBANK, N.A.

By:

Name: Title:

ING BANK N.V., London Branch

By:

Name: Title:

By:

Name: Title:

3